                                                                  Exhibit 99 (A)

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 1993-3
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of November 23, 1993, for Series 1993-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $21,699,999.96    $21,699,999.96        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $61.99999989      $61.99999989      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $1,063,798.56     $1,063,798.56        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $64.50000364      $64.50000364      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                       $ 6,036,394,751.51

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                       $65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                 $   950,413,771.41

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                 $10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.               $    61,211,150.85

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.               $   668,730,187.95

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.               $     2,884,394.23

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.               $    31,512,075.96

   2. Investor Losses

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

            (b) The amount of Class A and Class B
                Investor Losses set forth in paragraph
                (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by the
          Trust to the Servicer for the year ended
          November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $6,999,999.96     $329,859.96

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                $9,162,325.00      $5,497,395.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest and the Class B
          Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    2.50%             33.33%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 1995-1
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of April 19, 1995, for Series 1995-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $13,024,254.83    $13,024,254.83        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $21.70709138      $21.70709138      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $739,918.15       $739,918.15         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $23.43070237      $23.43070237      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                       $  6,036,394,751.51

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                       $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                 $    950,413,771.41

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                 $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.               $    104,932,822.97

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.               $  1,146,388,819.67

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.               $      5,522,478.27

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.               $     60,332,451.30

   2. Investor Losses

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by the
          Trust to the Servicer for the year ended
          November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $12,000,000.00    $631,580.04

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $37,894,740.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest and the Class B
          Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%             120.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 1996-2
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of January 29, 1996, for Series 1996-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $18,988,882.25    $18,988,882.25        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $21.09875806      $21.09875806      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $1,066,664.72     $1,066,664.72        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $22.51820220      $22.51820220      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                       $  6,036,394,751.51

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                       $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                 $    950,413,771.41

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                 $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.               $    157,398,746.16

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.               $  1,719,577,591.57

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.               $      8,285,210.69

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.               $     90,515,928.21

   2. Investor Losses

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                 0.00000000        0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by the
          Trust to the Servicer for the year ended
          November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $18,000,000.00    $947,379.96

  4.  Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $56,842,140.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest and the Class B
          Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%             120.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 1996-3
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of February 21, 1996, for Series 1996-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $36,300,000.00    $36,300,000.00        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $60.50000000      $60.50000000      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $1,973,687.52     $1,973,687.52        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $62.50000063      $62.50000063      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                       $  6,036,394,751.51

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                       $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                 $    950,413,771.41

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                 $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.               $    104,932,822.97

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.               $  1,146,388,819.67

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.               $      5,522,478.27

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.               $     60,332,451.30

   2. Investor Losses

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                 0.00000000        0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by the
          Trust to the Servicer for the year ended
          November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $12,000,000.00    $631,580.04

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $18,947,370.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest and the Class B
          Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%             60.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 1996-4
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of April 30, 1996, for Series 1996-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $22,670,285.84    $22,670,285.84    $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $22.67028584     $22.67028584      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $1,286,567.74    $1,286,567.74     $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $24.44459150     $24.44459150      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods.                                       $ 6,036,394,751.51

      (b) The aggregate amount of Principal
          Collections processed during the related
          Due Periods.                                       $65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                 $  950,413,771.41

      (d) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Seller Certificate.                 $10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.               $  174,888,203.10

      (f) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class A Certificates.               $ 1,910,649,666.40

      (g) The aggregate amount of Finance Charge
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.               $ 9,204,741.78

      (h) The aggregate amount of Principal
          Collections processed during the related
          Due Periods which was allocated in
          respect of the Class B Certificates.               $   100,562,019.32

   2. Investor Losses

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by the
          Trust to the Servicer for the year ended
          November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $20,000,000.04    $1,052,640.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $63,157,920.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest and the Class B
          Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%            120.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 1997-3
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002

Pursuant to the Series Supplement dated as of October 23, 1997, for Series 1997-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

      1.    Class A Certificates

            (a)   The amount of distribution to Class A
                  Certificateholders on the related
                  Distribution Dates.

                                              Total                    Interest                  Principal
                                          ----------------------------------------------------------------
                                          $13,121,067.75           $ 13,121,067.75                $ 0.00


            (b)   The amount of the distribution set
                  forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                          ----------------------------------------------------------------
                                          $ 20.18625808             $ 20.18625808              $ 0.00000000


      2.    Class B Certificates

            (a)   The amount of distribution to Class B
                  Certificateholders on the related
                  Distribution Dates.

                                              Total                    Interest                  Principal
                                          ----------------------------------------------------------------
                                           $ 753,027.15              $ 753,027.15                  $ 0.00


            (b)   The amount of the distribution set
                  forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                          ----------------------------------------------------------------
                                          $ 22.01125807             $ 22.01125807              $ 0.00000000

B.    Information Regarding the Performance of the Trust

      1.    Collections of Receivables

            (a)   The aggregate amount of Finance Charge Collections
                  processed during the related Due Periods.                      $6,036,394,751.51

            (b)   The aggregate amount of Principal Collections
                  processed during the related Due Periods.                     $65,955,089,434.08

            (c)   The aggregate amount of Finance Charge Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Seller Certificate.                  $950,413,771.41

            (d)   The aggregate amount of Principal Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Seller Certificate.               $10,407,297,137.43

            (e)   The aggregate amount of Finance Charge Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Class A Certificates.                $113,676,043.41

            (f)   The aggregate amount of Principal Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Class A Certificates.              $1,241,908,687.92

            (g)   The aggregate amount of Finance Charge Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Class B Certificates.                  $5,983,019.01

            (h)   The aggregate amount of Principal Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Class B Certificates.                 $65,363,825.67

      2.    Investor Losses

            (a)   The aggregate amount of Class A
                  and Class B Investor Losses, as
                  defined in the Agreement, during
                  the related Due Periods.

                                                           Class A                      Class B
                                                           -------                      -------
                                                           $ 0.00                       $ 0.00

            (b)   The amount of Class A and Class B
                  Investor Losses set forth in
                  paragraph (a) above, per $1,000
                  interest.

                                                           Class A                      Class B
                                                           -------                      -------
                                                         0.00000000                   0.00000000

            (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
                  Investor Losses.

                                                           Class A                      Class B
                                                           -------                      -------
                                                           $ 0.00                       $ 0.00

            (d)   The amount set forth in paragraph (c)
                  above, per $1,000 interest.

                                                           Class A                      Class B
                                                           -------                      -------
                                                         0.00000000                   0.00000000

            (e)   The aggregate amount of unreimbursed
                  Class A and Class B Investor Losses
                  in the Trust as of the end of the
                  year ended November 30, 2002.

                                                           Class A                      Class B
                                                           -------                      -------
                                                           $0.00                       $ 0.00

            (f)   The amount set forth in paragraph (e)
                  above, per $1,000 interest.

                                                           Class A                      Class B
                                                           -------                      -------
                                                         0.00000000                   0.00000000


      3.    Investor Servicing Fee

            (a)   The amount of Class A and Class B
                  Monthly Servicing Fee payable by the
                  Trust to the Servicer for the year
                  ended November 30, 2002.

                                                           Class A                      Class B
                                                           -------                      -------
                                                       $ 12,999,999.96               $ 684,219.96

      4.    Available Credit Enhancement Amount

            (a)   The Amount available to be drawn from
                  both the shared and Class B portion
                  of the Credit Enhancement in
                  accordance with the Pooling and
                  Servicing Agreement and its
                  respective Series Supplement as of
                  the Distribution Date prior to
                  November 30, 2002.

                                                        Shared Amount               Class B Amount
                                                        -------------               --------------
                                                           $0.00                   $ 51,315,825.00

            (b)   The amount set forth in paragraph (a)
                  above as a percentage of the Series
                  Investor Interest and the Class B
                  Investor Interest.

                                                        Shared Amount               Class B Amount
                                                        -------------               --------------
                                                           0.00%                       150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 1998-3
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002

Pursuant to the Series Supplement dated as of March 25, 1998, for Series 1998-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

      1.    Class A Certificates

            (a)   The amount of distribution to
                  Class A Certificateholders on
                  the related Distribution Dates.

                                              Total                    Interest                  Principal
                                          ----------------------------------------------------------------
                                          $15,101,672.71           $ 15,101,672.71                $ 0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a)
                  above, per $1,000 interest.

                                              Total                    Interest                  Principal
                                          -----------------------------------------------------------------
                                          $ 20.13556361             $ 20.13556361              $ 0.00000000


      2.    Class B Certificates

            (a)   The amount of distribution to
                  Class B Certificateholders
                  on the related Distribution Dates.

                                              Total                    Interest                  Principal
                                          ----------------------------------------------------------------
                                           $ 860,867.98              $ 860,867.98                  $ 0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a)
                  above, per $1,000 interest.

                                              Total                    Interest                  Principal
                                          -----------------------------------------------------------------
                                          $ 21.80848103             $ 21.80848103              $ 0.00000000

B.    Information Regarding the Performance of the Trust

      1.    Collections of Receivables

            (a)   The aggregate amount of Finance Charge Collections
                  processed during the related Due Periods.                      $6,036,394,751.51

            (b)   The aggregate amount of Principal Collections
                  processed during the related Due Periods.                     $65,955,089,434.08

            (c)   The aggregate amount of Finance Charge Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Seller Certificate.                  $950,413,771.41

            (d)   The aggregate amount of Principal Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Seller Certificate.               $10,407,297,137.43

            (e)   The aggregate amount of Finance Charge Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Class A Certificates.                $131,166,519.68

            (f)   The aggregate amount of Principal Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Class A Certificates.              $1,432,991,424.67

            (g)   The aggregate amount of Finance Charge Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Class B Certificates.                  $6,902,591.23

            (h)   The aggregate amount of Principal Collections
                  processed during the related Due Periods which was
                  allocated in respect of the Class B Certificates.                 $75,410,825.19

      2.    Investor Losses

            (a)   The aggregate amount of Class A and
                  Class B Investor Losses, as defined
                  in the Agreement, during the related
                  Due Periods.

                                                           Class A                      Class B
                                                           -------                      -------
                                                           $ 0.00                       $ 0.00

            (b)   The amount of Class A and Class B
                  Investor Losses set forth in
                  paragraph (a) above, per $1,000
                  interest.

                                                           Class A                      Class B
                                                           -------                      -------
                                                         0.00000000                   0.00000000

            (c)   The total amount reimbursed to the
                  Trust in the current year pursuant to
                  the Agreement, if any, in respect of
                  Class A and Class B Investor Losses.

                                                           Class A                      Class B
                                                           -------                      -------
                                                           $ 0.00                       $ 0.00

            (d)   The amount set forth in paragraph (c)
                  above, per $1,000 interest.

                                                           Class A                      Class B
                                                           -------                      -------
                                                         0.00000000                   0.00000000

            (e)   The aggregate amount of unreimbursed
                  Class A and Class B Investor Losses
                  in the Trust as of the end of the
                  year ended November 30, 2002.

                                                           Class A                      Class B
                                                           -------                      -------
                                                            $0.00                       $ 0.00

            (f)   The amount set forth in paragraph (e)
                  above, per $1,000 interest.

                                                           Class A                      Class B
                                                           -------                      -------
                                                         0.00000000                   0.00000000


      3.    Investor Servicing Fee

            (a)   The amount of Class A and Class B
                  Monthly Servicing Fee payable by the
                  Trust to the Servicer for the year
                  ended November 30, 2002.

                                                           Class A                      Class B
                                                           -------                      -------
                                                       $15,000,000.00                 $789,480.00

      4.    Available Credit Enhancement Amount

            (a)   The Amount available to be drawn from
                  both the shared and Class B portion
                  of the Credit Enhancement in
                  accordance with the Pooling and
                  Servicing Agreement and its
                  respective Series Supplement as of
                  the Distribution Date prior to
                  November 30, 2002.

                                                        Shared Amount               Class B Amount
                                                        -------------               --------------
                                                           $0.00                   $ 59,210,550.00

            (b)   The amount set forth in paragraph (a)
                  above as a percentage of the Series
                  Investor Interest and the Class B
                  Investor Interest.

                                                        Shared Amount               Class B Amount
                                                        -------------               --------------
                                                           0.00%                       150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 1998-6
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of July 30, 1998, for Series 1998-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $29,250,000.00    $29,250,000.00        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $58.50000000      $58.50000000      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $1,592,118.00     $1,592,118.00        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $60.50000000      $60.50000000      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $     87,443,832.91

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $    955,322,659.64

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      4,602,415.17

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     50,280,871.10


   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                 $9,999,999.96     $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $21,052,640.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                     0.00%            80.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 1998-7
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002

Pursuant to the Series Supplement dated as of November 12, 1998, for Series 1998-7, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

      1.    Class A Certificates

            (a) The amount of distribution to Class A Certificateholders on the related Distribution Dates.

                             Total              Interest           Principal
                     -----------------------------------------------------------
                          $ 56,000,000.04    $ 56,000,000.04         $ 0.00


            (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                             Total              Interest           Principal
                     -----------------------------------------------------------
                           $ 56.00000004      $ 56.00000004     $  0.00000000


      2.    Class B Certificates

            (a) The amount of distribution to Class B Certificateholders on the related Distribution Dates.

                             Total              Interest           Principal
                     -----------------------------------------------------------
                           $ 3,105,288.00      $ 3,105,288.00     $ 0.00


            (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                             Total              Interest           Principal
                     -----------------------------------------------------------
                           $ 59.00000000       $  59.00000000     $ 0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the
          related Due Periods.                          $ 6,036,394,751.51

      (b) The aggregate amount of Principal
          Collections processed during the
          related Due Periods.                          $65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Seller
          Certificate.                                  $   950,413,771.41

      (d) The aggregate amount of Principal
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Seller
          Certificate.                                  $10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Class A
          Certificates.                                 $   174,888,203.10

      (f) The aggregate amount of Principal
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Class A
          Certificates.                                 $ 1,910,649,666.40

      (g) The aggregate amount of Finance Charge
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Class B
          Certificates.                                 $     9,204,741.78

      (h) The aggregate amount of Principal
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Class B
          Certificates.                                 $   100,562,019.32


   2. Investor Losses

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                                Class A            Class B
                                                -------            -------
                                                $ 0.00             $ 0.00

      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest.

                                                 Class A            Class B
                                                 -------            -------
                                                0.00000000         0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses.

                                                 Class A            Class B
                                                 -------            -------
                                                 $ 0.00             $ 0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                 Class A            Class B
                                                 -------            -------
                                                0.00000000         0.00000000

      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2002.

                                                Class A            Class B
                                                -------            -------
                                                $ 0.00             $ 0.00


      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A            Class B
                                                 -------            -------
                                                0.00000000         0.00000000

 3.   Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by the
          Trust to the Servicer for the year ended
          November 30, 2002.

                                               Class A            Class B
                                               -------            -------
                                            $ 20,000,000.04    $ 1,052,640.00

 4.   Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the Distribution Date prior to November 30, 2002.

                                        Shared Amount          Class B Amount
                                        -------------          --------------
                                            $ 0.00             $ 42,105,280.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest and the Class B
          Investor Interest.


                                        Shared Amount          Class B Amount
                                        -------------          --------------
                                            0.00%                  80.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 1999-5

                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002

Pursuant to the Series Supplement dated as of June 15, 1999, for Series 1999-5, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

      1.    Class A Certificates

            (a)  The amount of distribution to
                 Class A Certificateholders on
                 the related Distribution Dates.

                             Total                 Interest           Principal
                     -----------------------------------------------------------
                        $ 10,346,601.25         $ 10,346,601.25    $  0.00


            (b)  The amount of the distribution
                 set forth in paragraph (a)
                 above, per $1,000 interest.

                             Total                 Interest           Principal
                     -----------------------------------------------------------
                        $ 20.69320250           $  20.69320250     $  0.00000000


      2.    Class B Certificates

            (a)  The amount of distribution to
                 Class B Certificateholders on
                 the related Distribution Dates.

                             Total                  Interest          Principal
                     -----------------------------------------------------------
                        $ 605,929.76            $ 605,929.76       $  0.00


            (b)  The amount of the distribution
                 set forth in paragraph (a)
                 above, per $1,000 interest.

                             Total                 Interest           Principal
                     -----------------------------------------------------------
                       $ 23.02514668            $  23.02514668    $  0.00000000

B. Information Regarding the Performance of the Trust

      1.  Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the
          related Due Periods.                          $ 6,036,394,751.51

      (b) The aggregate amount of Principal
          Collections processed during the
          related Due Periods.                          $65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Seller
          Certificate.                                  $   950,413,771.41

      (d) The aggregate amount of Principal
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Seller
          Certificate.                                  $10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Class A
          Certificates.                                 $    87,443,832.91

      (f) The aggregate amount of Principal
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Class A
          Certificates.                                 $   955,322,659.64

      (g) The aggregate amount of Finance Charge
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Class B
          Certificates.                                 $     4,602,415.17

      (h) The aggregate amount of Principal
          Collections processed during the
          related Due Periods which was
          allocated in respect of the Class B
          Certificates.                                 $    50,280,871.10


      2. Investor Losses

      (a) The aggregate amount of Class A and
          Class B Investor Losses, as defined in
          the Agreement, during the related Due
          Periods.

                                                Class A            Class B
                                                -------            -------
                                                $ 0.00             $0.00


      (b) The amount of Class A and Class B
          Investor Losses set forth in paragraph
          (a) above, per $1,000 interest.

                                                 Class A            Class B
                                                 -------            -------
                                                0.00000000         0.00000000

      (c) The total amount reimbursed to the
          Trust in the current year pursuant to
          the Agreement, if any, in respect of
          Class A and Class B Investor Losses.

                                                Class A            Class B
                                                -------            -------
                                                $ 0.00             $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                 Class A            Class B
                                                 -------            -------
                                                0.00000000         0.00000000


      (e) The aggregate amount of unreimbursed
          Class A and Class B Investor Losses in
          the Trust as of the end of the year
          ended November 30, 2002.

                                                 Class A            Class B
                                                 -------            -------
                                                  $0.00              $ 0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                 Class A            Class B
                                                 -------            -------
                                                0.00000000         0.00000000


3.   Investor Servicing Fee

      (a) The amount of Class A and Class B
          Monthly Servicing Fee payable by the
          Trust to the Servicer for the year
          ended November 30, 2002.

                                                 Class A            Class B
                                                 -------            -------
                                              $ 9,999,999.96     $ 526,320.00


4.   Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing
          Agreement and its respective Series
          Supplement as of the Distribution Date
          prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                  $0.00          $ 39,473,700.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series
          Investor Interest and the Class B
          Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                 0.00%                150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 1999-6
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of December 14, 1999, for Series 1999-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $51,375,000.00    $51,375,000.00        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $68.50000000      $68.50000000      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $2,802,654.00     $2,802,654.00        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $71.00000000      $71.00000000      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $    131,166,519.68

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $  1,432,991,424.67

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      6,902,591.23

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     75,410,825.19

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $15,000,000.00    $789,480.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $31,578,960.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%             80.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2000-1
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of January 27, 2000, for Series 2000-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $10,295,906.80    $10,295,906.80        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $20.59181360      $20.59181360      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $595,257.16       $595,257.16         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $22.61959112      $22.61959112      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $     87,443,832.91

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $    955,322,659.64

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      4,602,415.17

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     50,280,871.10

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                 $9,999,999.96    $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $39,473,700.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%            150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2000-2
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of March 14, 2000, for Series 2000-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $15,519,901.88    $15,519,901.88        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $20.69320251      $20.69320251      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $892,885.78       $892,885.78         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $22.61959214      $22.61959214      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $    131,166,519.68

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $  1,432,991,424.67

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      6,902,591.23

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     75,410,825.19

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $15,000,000.00    $789,480.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $59,210,550.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%             150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2000-3
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of April 04, 2000, for Series 2000-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $10,042,434.57    $10,042,434.57        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $20.08486914      $20.08486914      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $576,580.11       $576,580.11         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $21.90986890      $21.90986890      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $     87,443,832.91

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $    955,322,659.64

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      4,602,415.17

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     50,280,871.10

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                 $9,999,999.96    $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $39,473,700.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%             150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2000-4
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of May 10, 2000, for Series 2000-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $13,648,289.96    $13,648,289.96        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $20.99736917      $20.99736917      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $801,587.76       $801,587.76         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $23.43070241      $23.43070241      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $    113,676,043.41

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $  1,241,908,687.92

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      5,983,019.01

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     65,363,825.67

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $12,999,999.96     $684,219.96

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $51,315,825.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%             150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2000-5
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of June 06, 2000, for Series 2000-5, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $24,831,843.00    $24,831,843.00        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $20.69320250      $20.69320250      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $1,454,222.23     $1,454,222.23        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $23.02514693      $23.02514693      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $    209,866,130.95

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $  2,292,782,556.42

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $     11,045,905.90

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $    120,676,121.66

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $ 0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $24,000,000.00    $1,263,159.96

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $94,736,850.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%            150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2000-6
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of June 19, 2000, for Series 2000-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. INFORMATION REGARDING THE AGGREGATE DISTRIBUTIONS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2002

   1. CLASS A CERTIFICATES

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  TOTAL            INTEREST         PRINCIPAL
                             --------------------------------------------------
                              $15,297,512.23    $15,297,512.23        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  TOTAL            INTEREST         PRINCIPAL
                             --------------------------------------------------
                               $21.85358890      $21.85358890      $0.00000000

   2. CLASS B CERTIFICATES

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  TOTAL            INTEREST         PRINCIPAL
                             --------------------------------------------------
                                $891,067.61       $891,067.61         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  TOTAL            INTEREST         PRINCIPAL
                             --------------------------------------------------
                               $24.18553348      $24.18553348      $0.00000000

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

   1. COLLECTIONS OF RECEIVABLES

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $    122,421,259.03

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $  1,337,449,707.63

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      6,444,067.86

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     70,401,566.11

   2. INVESTOR LOSSES

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   CLASS A          CLASS B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   CLASS A          CLASS B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   CLASS A          CLASS B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   CLASS A          CLASS B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   CLASS A          CLASS B
                                                   -------          -------
                                                    $0.00            $ 0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   CLASS A          CLASS B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. INVESTOR SERVICING FEE

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   CLASS A          CLASS B
                                                   -------          -------
                                                $14,000,000.04    $736,860.00

   4. AVAILABLE CREDIT ENHANCEMENT AMOUNT

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                SHARED AMOUNT     CLASS B AMOUNT
                                                -------------     --------------
                                                    $0.00         $55,263,225.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                SHARED AMOUNT     CLASS B AMOUNT
                                                -------------     --------------
                                                    0.00%            150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2000-7
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002

Pursuant to the Series Supplement dated as of June 20, 2000, for Series 2000-7, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

      1.    Class A Certificates

            (a)   The amount of distribution to
                  Class A Certificateholders on
                  the related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 20,629,171.34          $ 20,629,171.34             $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a)
                  above, per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 24.26961334             $  24.26961334             $  0.00000000


      2.    Class B Certificates

            (a)   The amount of distribution to
                  Class B Certificateholders on
                  the related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 1,194,311.48            $ 1,194,311.48             $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a)
                  above, per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 26.69628004             $  26.69628004             $  0.00000000

B.    Information Regarding the Performance of the Trust

      1.    Collections of Receivables

            (a)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods.             $ 6,036,394,751.51

            (b)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods.                        $65,955,089,434.08

            (c)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect
                  of the Seller Certificate.                  $   950,413,771.41

            (d)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the
                  Seller Certificate.                         $10,407,297,137.43

            (e)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect
                  of the Class A Certificates.                $   148,654,983.78

            (f)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  A Certificates.                             $ 1,624,052,847.57

            (g)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect
                  of the Class B Certificates.                $     7,823,631.06

            (h)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the
                  Class B Certificates.                       $    85,473,582.04

        2.   Investor Losses



            (a)   The aggregate amount of Class A
                  and Class B Investor Losses, as
                  defined in the Agreement, during
                  the related Due Periods.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (b)   The amount of Class A and Class B
                  Investor Losses set forth in
                  paragraph (a) above, per $1,000
                  interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (c)   The total amount reimbursed to
                  the Trust in the current year
                  pursuant to the Agreement, if
                  any, in respect of Class A and
                  Class B Investor Losses.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (d)   The amount set forth in paragraph
                  (c) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (e)   The aggregate amount of
                  unreimbursed Class A and Class B
                  Investor Losses in the Trust as
                  of the end of the year ended
                  November 30, 2002.


                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00


            (f)   The amount set forth in paragraph
                  (e) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000


3.    Investor Servicing Fee

      (a)   The amount of Class A and Class B
            Monthly Servicing Fee payable by the
            Trust to the Servicer for the year
            ended November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $ 17,000,000.04    $    894,740.04


4.   Available Credit Enhancement Amount

      (a)   The Amount available to be drawn from
            both the shared and Class B portion of
            the Credit Enhancement in accordance
            with the Pooling and Servicing
            Agreement and its respective Series
            Supplement as of the Distribution Date
            prior to November 30, 2002.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                       $          0.00    $ 67,105,275.00


      (b)   The amount set forth in paragraph (a)
            above as a percentage of the Series
            Investor Interest and the Class B
            Investor Interest.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                                 0.00%            150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2000-8
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002

Pursuant to the Series Supplement dated as of October 24, 2000, for Series 2000-8, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

      1.    Class A Certificates

            (a)   The amount of distribution to
                  Class A Certificateholders on the
                  related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 19,882,091.38          $ 19,882,091.38             $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 19.88209138             $  19.88209138             $  0.00000000


      2.    Class B Certificates

            (a)   The amount of distribution to
                  Class B Certificateholders on the
                  related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 1,174,505.44            $ 1,174,505.44             $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 22.31542484             $  22.31542484             $  0.00000000

B.    Information Regarding the Performance of the Trust

      1.    Collections of Receivables

            (a)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods.             $ 6,036,394,751.51

            (b)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods.                        $65,955,089,434.08

            (c)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Seller Certificate.
                                                              $   950,413,771.41

            (d)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the
                  Seller Certificate.                         $10,407,297,137.43

            (e)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class A Certificates.                   $   174,888,203.10

            (f)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  A Certificates.                             $ 1,910,649,666.40

            (g)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class B Certificates.                   $     9,204,741.78

            (h)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  B Certificates.                             $   100,562,019.32

      2.    Investor Losses

            (a)   The aggregate amount of Class A
                  and Class B Investor Losses, as
                  defined in the Agreement, during
                  the related Due Periods.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00


            (b)   The amount of Class A and Class B
                  Investor Losses set forth in
                  paragraph (a) above, per $1,000
                  interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000


            (c)   The total amount reimbursed to
                  the Trust in the current year
                  pursuant to the Agreement, if
                  any, in respect of Class A and
                  Class B Investor Losses.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (d)   The amount set forth in paragraph
                  (c) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000


            (e)   The aggregate amount of
                  unreimbursed Class A and Class B
                  Investor Losses in the Trust as
                  of the end of the year ended
                  November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00


            (f)   The amount set forth in paragraph
                  (e) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000


      3.    Investor Servicing Fee

            (a)   The amount of Class A and Class B
                  Monthly Servicing Fee payable by
                  the Trust to the Servicer for the
                  year ended November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $ 20,000,000.04    $  1,052,640.00


      4.    Available Credit Enhancement Amount

            (a)   The Amount available to be drawn
                  from both the shared and Class B
                  portion of the Credit Enhancement
                  in accordance with the Pooling
                  and Servicing Agreement and its
                  respective Series Supplement as
                  of the Distribution Date prior to
                  November 30, 2002.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                       $          0.00    $ 78,947,400.00


            (b)   The amount set forth in paragraph
                  (a) above as a percentage of the
                  Series Investor Interest and the
                  Class B Investor Interest.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                                 0.00%            150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2000-9
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002

Pursuant to the Series Supplement dated as of December 19, 2000, for Series 2000-9, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

      1.    Class A Certificates

            (a)   The amount of distribution to
                  Class A Certificateholders on the
                  related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 31,749,999.96          $ 31,749,999.96             $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 63.49999992             $  63.49999992             $  0.00000000


      2.    Class B Certificates

            (a)   The amount of distribution to
                  Class B Certificateholders on the
                  related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                           $ 608,597.91              $ 608,597.91              $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 23.12653557             $  23.12653557             $  0.00000000

B.    Information Regarding the Performance of the Trust

      1.    Collections of Receivables

            (a)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods.             $ 6,036,394,751.51

            (b)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods.                        $65,955,089,434.08

            (c)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Seller Certificate.                     $   950,413,771.41

            (d)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the
                  Seller Certificate.                         $10,407,297,137.43

            (e)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class A Certificates.                   $    87,443,832.91

            (f)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  A Certificates.                             $   955,322,659.64

            (g)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class B Certificates.                   $     4,602,415.17

            (h)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  B Certificates.                             $    50,280,871.10


      2.    Investor Losses

            (a)   The aggregate amount of Class A
                  and Class B Investor Losses, as
                  defined in the Agreement, during
                  the related Due Periods.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00


            (b)   The amount of Class A and Class B
                  Investor Losses set forth in
                  paragraph (a) above, per $1,000
                  interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (c)   The total amount reimbursed to
                  the Trust in the current year
                  pursuant to the Agreement, if
                  any, in respect of Class A and
                  Class B Investor Losses.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (d)   The amount set forth in paragraph
                  (c) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (e)   The aggregate amount of
                  unreimbursed Class A and Class B
                  Investor Losses in the Trust as
                  of the end of the year ended
                  November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (f)   The amount set forth in paragraph
                  (e) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000


      3.    Investor Servicing Fee

            (a)   The amount of Class A and Class B
                  Monthly Servicing Fee payable by
                  the Trust to the Servicer for the
                  year ended November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $  9,999,999.96    $    526,320.00

      4.    Available Credit Enhancement Amount

            (a)   The Amount available to be drawn
                  from both the shared and Class B
                  portion of the Credit Enhancement
                  in accordance with the Pooling
                  and Servicing Agreement and its
                  respective Series Supplement as
                  of the Distribution Date prior to
                  November 30, 2002.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                       $          0.00    $ 28,947,380.00

            (b)   The amount set forth in paragraph
                  (a) above as a percentage of the
                  Series Investor Interest and the
                  Class B Investor Interest.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                                 0.00%            110.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2000-A
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002

Pursuant to the Series Supplement dated as of May 22, 2000, for Series 2000-A, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

      1.    Class A Certificates

            (a)   The amount of distribution to
                  Class A Certificateholders on the
                  related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $78,005,565.58           $ 78,005,565.58             $        0.00

            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 19.50139140             $  19.50139140             $  0.00000000

      2.    Class A Discount Certificates

            (a)   The amount of distribution for
                  benefit of Class A Discount
                  Certificateholders on the related
                  Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $78,005,565.58           $ 78,005,565.58             $        0.00

            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 19.50139140            $   19.50139140             $  0.00000000

      3.    Class A Extended Certificates

            (a)   The amount of distribution to
                  Class A Extended
                  Certificateholders on the related
                  Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $          0.00          $          0.00             $        0.00

            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $    0.00000000          $    0.00000000             $  0.00000000

      4.    Class A Maturity Certificates

            (a)   The amount of distribution to
                  Class A Maturity
                  Certificateholders on the related
                  Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $          0.00          $          0.00             $        0.00

            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $    0.00000000          $    0.00000000             $  0.00000000

B.    Information Regarding the Performance of the Trust

      1.    Collections of Receivables

            (a)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods.             $ 6,036,394,751.51

            (b)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods.                        $65,955,089,434.08

            (c)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Seller Certificate.                     $   950,413,771.41

            (d)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the
                  Seller Certificate.                         $10,407,297,137.43

            (e)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class A Certificates.                   $   699,552,275.14

            (f)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  A Certificates.                             $ 7,642,594,318.44

            (g)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class B Certificates.                   $             0.00

            (h)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  B Certificates.                             $             0.00

      2.    Investor Losses

            (a)   The aggregate amount of Class A
                  and Class B Investor Losses, as
                  defined in the Agreement, during
                  the related Due Periods.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (b)   The amount of Class A and Class B
                  Investor Losses set forth in
                  paragraph (a) above, per $1,000
                  interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (c)   The total amount reimbursed to
                  the Trust in the current year
                  pursuant to the Agreement, if
                  any, in respect of Class A and
                  Class B Investor Losses.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (d)   The amount set forth in paragraph
                  (c) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (e)   The aggregate amount of
                  unreimbursed Class A and Class B
                  Investor Losses in the Trust as
                  of the end of the year ended
                  November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (f)   The amount set forth in paragraph
                  (e) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000


      3.    Investor Servicing Fee

            (a)   The amount of Class A and Class B
                  Monthly Servicing Fee payable by
                  the Trust to the Servicer for the
                  year ended November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $ 80,000,000.04    $          0.00

      4.    Available Credit Enhancement Amount

            (a)   The Amount available to be drawn
                  from both the shared and Class B
                  portion of the Credit Enhancement
                  in accordance with the Pooling
                  and Servicing Agreement and its
                  respective Series Supplement as
                  of the Distribution Date prior to
                  November 30, 2002.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                       $320,000,000.00    $          0.00

            (b)   The amount set forth in paragraph
                  (a) above as a percentage of the
                  Series Investor Interest and the
                  Class B Investor Interest.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                                 8.00%              0.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2001-1
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002

Pursuant to the Series Supplement dated as of January 04, 2001, for Series 2001-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

      1.    Class A Certificates

            (a)   The amount of distribution to
                  Class A Certificateholders on the
                  related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 25,318,509.67          $ 25,318,509.67             $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $   21.09875806          $   21.09875806             $  0.00000000


      2.    Class B Certificates

            (a)   The amount of distribution to
                  Class B Certificateholders on the
                  related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $  1,543,871.51          $  1,543,871.51             $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $   24.44459150          $   24.44459150             $  0.00000000

B.    Information Regarding the Performance of the Trust

      1.    Collections of Receivables

            (a)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods.             $ 6,036,394,751.51

            (b)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods.                        $65,955,089,434.08

            (c)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Seller Certificate.                     $   950,413,771.41

            (d)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the
                  Seller Certificate.                         $10,407,297,137.43

            (e)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class A Certificates.                   $   209,866,130.95

            (f)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  A Certificates.                             $ 2,292,782,556.42

            (g)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class B Certificates.                   $    11,045,905.90

            (h)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  B Certificates.                             $   120,676,121.66

      2.    Investor Losses


            (a)   The aggregate amount of Class A
                  and Class B Investor Losses, as
                  defined in the Agreement, during
                  the related Due Periods.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (b)   The amount of Class A and Class B
                  Investor Losses set forth in
                  paragraph (a) above, per $1,000
                  interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (c)   The total amount reimbursed to
                  the Trust in the current year
                  pursuant to the Agreement, if
                  any, in respect of Class A and
                  Class B Investor Losses.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (d)   The amount set forth in paragraph
                  (c) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (e)   The aggregate amount of
                  unreimbursed Class A and Class B
                  Investor Losses in the Trust as
                  of the end of the year ended
                  November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (f)   The amount set forth in paragraph
                  (e) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

      3.    Investor Servicing Fee

            (a)   The amount of Class A and Class B
                  Monthly Servicing Fee payable by
                  the Trust to the Servicer for the
                  year ended November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $ 24,000,000.00    $  1,263,159.96

      4.    Available Credit Enhancement Amount

            (a)   The Amount available to be drawn
                  from both the shared and Class B
                  portion of the Credit Enhancement
                  in accordance with the Pooling
                  and Servicing Agreement and its
                  respective Series Supplement as
                  of the Distribution Date prior to
                  November 30, 2002.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                       $          0.00    $ 94,736,850.00

            (b)   The amount set forth in paragraph
                  (a) above as a percentage of the
                  Series Investor Interest and the
                  Class B Investor Interest.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                                 0.00%            150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2001-2
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002

Pursuant to the Series Supplement dated as of January 16, 2001, for Series 2001-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

      1.    Class A Certificates

            (a)   The amount of distribution to
                  Class A Certificateholders on the
                  related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 22,539,467.21          $ 22,539,467.21             $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $   20.49042474          $   20.49042474             $  0.00000000


      2.    Class B Certificates

            (a)   The amount of distribution to
                  Class B Certificateholders on the
                  related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $  1,362,390.42          $  1,362,390.42             $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $   23.53209120          $   23.53209120             $  0.00000000

B.    Information Regarding the Performance of the Trust


      1.    Collections of Receivables

            (a)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods.             $ 6,036,394,751.51

            (b)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods.                        $65,955,089,434.08

            (c)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Seller Certificate.                     $   950,413,771.41

            (d)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the
                  Seller Certificate.                         $10,407,297,137.43

            (e)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class A Certificates.                   $   192,377,657.76

            (f)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  A Certificates.                             $ 2,101,722,211.90

            (g)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class B Certificates.                   $    10,125,357.79

            (h)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  B Certificates.                             $   110,619,076.59

      2.    Investor Losses

            (a)   The aggregate amount of Class A
                  and Class B Investor Losses, as
                  defined in the Agreement, during
                  the related Due Periods.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (b)   The amount of Class A and Class B
                  Investor Losses set forth in
                  paragraph (a) above, per $1,000
                  interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (c)   The total amount reimbursed to
                  the Trust in the current year
                  pursuant to the Agreement, if
                  any, in respect of Class A and
                  Class B Investor Losses.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (d)   The amount set forth in paragraph
                  (c) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (e)   The aggregate amount of
                  unreimbursed Class A and Class B
                  Investor Losses in the Trust as
                  of the end of the year ended
                  November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (f)   The amount set forth in paragraph
                  (e) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

      3.    Investor Servicing Fee

            (a)   The amount of Class A and Class B
                  Monthly Servicing Fee payable by
                  the Trust to the Servicer for the
                  year ended November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $ 21,999,999.96    $  1,157,900.04

      4.    Available Credit Enhancement Amount

            (a)   The Amount available to be drawn
                  from both the shared and Class B
                  portion of the Credit Enhancement
                  in accordance with the Pooling
                  and Servicing Agreement and its
                  respective Series Supplement as
                  of the Distribution Date prior to
                  November 30, 2002.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                       $          0.00    $ 86,842,125.00

            (b)   The amount set forth in paragraph
                  (a) above as a percentage of the
                  Series Investor Interest and the
                  Class B Investor Interest.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                                 0.00%            150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2001-3
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002

Pursuant to the Series Supplement dated as of March 15, 2001, for Series 2001-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

      1.    Class A Certificates

            (a)   The amount of distribution to
                  Class A Certificateholders on the
                  related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 15,291,776.88          $ 15,291,776.88             $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $   20.38903584          $   20.38903584             $  0.00000000


      2.    Class B Certificates

            (a)   The amount of distribution to
                  Class B Certificateholders on the
                  related Distribution Dates.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $    912,896.88          $    912,896.88             $        0.00


            (b)   The amount of the distribution
                  set forth in paragraph (a) above,
                  per $1,000 interest.

                                              Total                    Interest                  Principal
                                     --------------------------------------------------------------------------
                                          $ 23.12653595            $   23.12653595             $  0.00000000

B.    Information Regarding the Performance of the Trust

      1.    Collections of Receivables

            (a)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods.             $ 6,036,394,751.51

            (b)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods.                        $65,955,089,434.08

            (c)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Seller Certificate.                     $   950,413,771.41

            (d)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the
                  Seller Certificate.                         $10,407,297,137.43

            (e)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class A Certificates.                   $   131,166,519.68

            (f)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  A Certificates.                             $ 1,432,991,424.67

            (g)   The aggregate amount of Finance
                  Charge Collections processed
                  during the related Due Periods
                  which was allocated in respect of
                  the Class B Certificates.                   $     6,902,591.23

            (h)   The aggregate amount of Principal
                  Collections processed during the
                  related Due Periods which was
                  allocated in respect of the Class
                  B Certificates.                             $    75,410,825.19

      2.    Investor Losses

            (a)   The aggregate amount of Class A
                  and Class B Investor Losses, as
                  defined in the Agreement, during
                  the related Due Periods.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (b)   The amount of Class A and Class B
                  Investor Losses set forth in
                  paragraph (a) above, per $1,000
                  interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (c)   The total amount reimbursed to
                  the Trust in the current year
                  pursuant to the Agreement, if
                  any, in respect of Class A and
                  Class B Investor Losses.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (d)   The amount set forth in paragraph
                  (c) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

            (e)   The aggregate amount of
                  unreimbursed Class A and Class B
                  Investor Losses in the Trust as
                  of the end of the year ended
                  November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $          0.00    $          0.00

            (f)   The amount set forth in paragraph
                  (e) above, per $1,000 interest.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                            0.00000000         0.00000000

      3.    Investor Servicing Fee

            (a)   The amount of Class A and Class B
                  Monthly Servicing Fee payable by
                  the Trust to the Servicer for the
                  year ended November 30, 2002.

                                                           Class A            Class B
                                                       ---------------    ---------------
                                                       $ 15,000,000.00    $    789,480.00

      4.    Available Credit Enhancement Amount

            (a)   The Amount available to be drawn
                  from both the shared and Class B
                  portion of the Credit Enhancement
                  in accordance with the Pooling
                  and Servicing Agreement and its
                  respective Series Supplement as
                  of the Distribution Date prior to
                  November 30, 2002.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                       $          0.00    $ 59,210,550.00

            (b)   The amount set forth in paragraph
                  (a) above as a percentage of the
                  Series Investor Interest and the
                  Class B Investor Interest.

                                                        Shared Amount     Class B Amount
                                                       ---------------    ---------------
                                                                 0.00%            150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2001-4
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of April 17, 2001, for Series 2001-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $9,890,351.25     $9,890,351.25        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $19.78070250      $19.78070250      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $595,257.16       $595,257.16         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $22.61959112      $22.61959112      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $     87,443,832.91

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $    955,322,659.64

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      4,602,415.17

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     50,280,871.10

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                 $9,999,999.96    $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $39,473,700.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%            150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2001-5
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of May 24, 2001, for Series 2001-5, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. INFORMATION REGARDING THE AGGREGATE DISTRIBUTIONS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2002

   1. CLASS A CERTIFICATES

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $53,000,000.04    $53,000,000.04        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $53.00000004      $53.00000004      $0.00000000

   2. CLASS B CERTIFICATES

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $2,973,708.00     $2,973,708.00        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $56.50000000      $56.50000000      $0.00000000

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

   1. COLLECTIONS OF RECEIVABLES

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $ 6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $   950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $   174,888,203.10

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $ 1,910,649,666.40

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $     9,204,741.78

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $   100,562,019.32

   2. INVESTOR LOSSES

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. INVESTOR SERVICING FEE

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $20,000,000.04    $1,052,640.00

   4. AVAILABLE CREDIT ENHANCEMENT AMOUNT

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $42,105,280.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%             80.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2001-6
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of July 24, 2001, for Series 2001-6, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $25,635,416.63    $25,635,416.63        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $51.27083326      $51.27083326      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $611,266.06       $611,266.06         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $23.22792446      $23.22792446      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $     87,443,832.91

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $    955,322,659.64

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      4,602,415.17

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     50,280,871.10

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                 $9,999,999.96    $526,320.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $28,947,380.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%            110.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2002-1
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of January 23, 2002, for Series 2002-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $15,618,667.22    $15,618,667.22        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $15.61866722      $15.61866722      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $964,849.86       $964,849.86         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $18.33200068      $18.33200068      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $    144,191,882.28

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $  1,605,927,070.67

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      7,589,567.50

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     84,528,205.78

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $16,666,666.70     $877,200.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $78,947,400.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%            150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2002-2
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of April 25, 2002, for Series 2002-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                              $21,458,333.33    $21,458,333.33        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $28.61111111      $28.61111111      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $1,195,185.00     $1,195,185.00        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $30.27777778      $30.27777778      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $     74,937,793.50

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $    844,456,228.57

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      3,943,591.75

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     44,439,473.53

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $8,750,000.00     $460,530.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $31,578,960.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%             80.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2002-3
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of May 29, 2002, for Series 2002-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $8,195,300.50     $8,195,300.50        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $9.10588944       $9.10588944      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $498,442.96       $498,442.96         $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $10.52255610      $10.52255610      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $     77,547,346.26

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $    880,470,010.32

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $      4,082,139.66

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $     46,348,469.01

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                $9,000,000.00     $473,689.98

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $71,052,675.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%            150.00%

                          DISCOVER CARD MASTER TRUST 1
                                  SERIES 2002-4
                     CREDIT CARD PASS - THROUGH CERTIFICATES

                          DISTRIBUTION AND PERFORMANCE
                         ANNUAL AGGREGATE REPORT - 2002


Pursuant to the Series Supplement dated as of October 17, 2002, for Series 2002-4, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993 (the "Agreement") by and between Discover Bank (the "Servicer"), and U.S. Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the fiscal year ended November 30, 2002. The information which is required to be prepared with respect to such Distribution Dates related to the period mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Aggregate Distributions for the Fiscal Year Ended November 30, 2002

   1. Class A Certificates

      (a) The amount of distribution to Class A
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                               $1,132,812.50     $1,132,812.50        $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $1.51041667       $1.51041667      $0.00000000

   2. Class B Certificates

      (a) The amount of distribution to Class B
          Certificateholders on the related
          Distribution Dates.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $68,843.75        $68,843.75          $0.00

      (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                  Total            Interest         Principal
                             --------------------------------------------------
                                $1.74402771       $1.74402771      $0.00000000

B. Information Regarding the Performance of the Trust

   1. Collections of Receivables

      (a) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods.                                           $  6,036,394,751.51

      (b) The aggregate amount of Principal Collections
          processed during the related Due Periods.          $ 65,955,089,434.08

      (c) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Seller Certificate.                                $    950,413,771.41

      (d) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Seller
          Certificate.                                       $ 10,407,297,137.43

      (e) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class A Certificates.                              $     10,956,515.95

      (f) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class A
          Certificates.                                      $    124,198,342.94

      (g) The aggregate amount of Finance Charge
          Collections processed during the related Due
          Periods which was allocated in respect of the
          Class B Certificates.                              $        576,842.90

      (h) The aggregate amount of Principal Collections
          processed during the related Due Periods
          which was allocated in respect of the Class B
          Certificates.                                      $      6,538,842.45

   2. Investor Losses

      (a) The aggregate amount of Class A and Class B
          Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (b) The amount of Class A and Class B Investor
          Losses set forth in paragraph (a) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B
          Investor Losses.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

      (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                    $0.00            $0.00

      (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                                   Class A          Class B
                                                   -------          -------
                                                  0.00000000       0.00000000

   3. Investor Servicing Fee

      (a) The amount of Class A and Class B Monthly
          Servicing Fee payable by the Trust to the Servicer for the year ended November 30, 2002.

                                                   Class A          Class B
                                                   -------          -------
                                                 $1,250,000.00     $65,790.00

   4. Available Credit Enhancement Amount

      (a) The Amount available to be drawn from both the shared and Class B portion of the Credit
          Enhancement in accordance with the Pooling and Servicing Agreement and its respective
          Series Supplement as of the Distribution Date prior to November 30, 2002.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    $0.00         $59,210,550.00

      (b) The amount set forth in paragraph (a) above as a percentage of the Series Investor
          Interest and the Class B Investor Interest.

                                                Shared Amount     Class B Amount
                                                -------------     --------------
                                                    0.00%             150.00%